                                                                    EXHIBIT 99.1

                                 SCHEDULE 13D

CUSIP No.     353469 10 9                                    PAGE 30 OF 57 PAGES





                                    AGREEMENT

         Each of the undersigned agrees that this Schedule 13D relating to equity securities of Franklin Covey Co. shall be filed on behalf of each of the undersigned.



June 6, 1997                            /s/ VAL JOHN CHRISTENSEN
----------------------------------      ------------------------
Date                                    Hyrum W. Smith by Val John Christensen,
                                        Attorney-in-Fact pursuant to a Power of
                                        Attorney dated May 30, 1997, a conformed
                                        copy of which is filed herewith and
                                        incorporated herein by this reference



June 6, 1997                            /s/ VAL JOHN CHRISTENSEN
----------------------------------      ------------------------
Date                                    Arlen B. Crouch, by Val John
                                        Christensen, Attorney-in-Fact pursuant
                                        to a Power of Attorney dated June 5,
                                        1997, a conformed copy of which is filed
                                        herewith and incorporated herein by this
                                        reference



June 6, 1997                            /s/ VAL JOHN CHRISTENSEN
----------------------------------      ------------------------
Date                                    Robert F. Bennett, by Val John
                                        Christensen, Attorney-in-Fact pursuant
                                        to a Power of Attorney dated May 30,
                                        1997, a conformed copy of which is filed
                                        herewith and incorporated herein by this
                                        reference



June 6, 1997                            /s/ VAL JOHN CHRISTENSEN
----------------------------------      ------------------------
Date                                    Stephen R. Covey, by Val John
                                        Christensen, Attorney-in-Fact pursuant
                                        to a Power of Attorney dated May 30,
                                        1997, a conformed copy of which is filed
                                        herewith and incorporated herein by this
                                        reference

                                 SCHEDULE 13D

CUSIP No.     353469 10 9                                    PAGE 31 OF 57 PAGES




June 6, 1997                            /s/ VAL JOHN CHRISTENSEN
----------------------------------      ------------------------
Date                                    Stephen M. R. Covey, by Val John
                                        Christensen, Attorney-in-Fact pursuant
                                        to a Power of Attorney dated May 30,
                                        1997, a conformed copy of which is filed
                                        herewith and incorporated herein by this
                                        reference



June 6, 1997                            /s/ VAL JOHN CHRISTENSEN
----------------------------------      ------------------------
Date                                    Blaine N. Lee, by Val John Christensen,
                                        Attorney-in-Fact pursuant to a Power of
                                        Attorney dated June 3, 1997, a conformed
                                        copy of which is filed herewith and
                                        incorporated herein by this reference



June 6, 1997                            /s/ VAL JOHN CHRISTENSEN
----------------------------------      ------------------------
Date                                    A. Roger Merrill, by Val John
                                        Christensen, Attorney-in-Fact pursuant
                                        to a Power of Attorney dated May 30,
                                        1997, a conformed copy of which is filed
                                        herewith and incorporated herein by this
                                        reference



June 6, 1997                            /s/ VAL JOHN CHRISTENSEN
----------------------------------      ------------------------
Date                                    Brad G. Anderson, by Val John
                                        Christensen, Attorney-in-Fact pursuant
                                        to a Power of Attorney dated May 30,
                                        1997, a conformed copy of which is filed
                                        herewith and incorporated herein by this
                                        reference

                                 SCHEDULE 13D

CUSIP No.     353469 10 9                                    PAGE 32 OF 57 PAGES




June 6, 1997                            /s/ VAL JOHN CHRISTENSEN
----------------------------------      ------------------------
Date                                    John M. R. Covey, by Val John
                                        Christensen, Attorney-in-Fact pursuant
                                        to a Power of Attorney dated May 30,
                                        1997, a conformed copy of which is filed
                                        herewith and incorporated herein by this
                                        reference



June 6, 1997                            /s/ VAL JOHN CHRISTENSEN
----------------------------------      ------------------------
Date                                    Roice N. Krueger, by Val John
                                        Christensen, Attorney-in-Fact pursuant
                                        to a Power of Attorney dated June 4,
                                        1997, a conformed copy of which is filed
                                        herewith and incorporated herein by this
                                        reference



June 6, 1997                            /s/ VAL JOHN CHRISTENSEN
----------------------------------      ------------------------
Date                                    David Conley, by Val John Christensen,
                                        Attorney-in-Fact pursuant to a Power of
                                        Attorney dated May 30, 1997, a conformed
                                        copy of which is filed herewith and
                                        incorporated herein by this reference



June 6, 1997                            /s/ VAL JOHN CHRISTENSEN
----------------------------------      ------------------------
Date                                    Robert J. Guindon, by Val John
                                        Christensen, Attorney-in-Fact pursuant
                                        to a Power of Attorney dated May 30,
                                        1997, a conformed copy of which is filed
                                        herewith and incorporated herein by this
                                        reference



June 6, 1997                            /s/ VAL JOHN CHRISTENSEN
----------------------------------      ------------------------
Date                                    Kevin R. Cope, by Val John Christensen,
                                        Attorney-in-Fact pursuant to a Power of
                                        Attorney dated May 30, 1997, a conformed
                                        copy of which is filed herewith and
                                        incorporated herein by this reference

                                 SCHEDULE 13D

CUSIP No.     353469 10 9                                    PAGE 33 OF 57 PAGES




June 6, 1997                            /s/ VAL JOHN CHRISTENSEN
----------------------------------      ------------------------
Date                                    Charles S. Farnsworth, by Val John
                                        Christensen, Attorney-in-Fact pursuant
                                        to a Power of Attorney dated May 30,
                                        1997, a conformed copy of which is filed
                                        herewith and incorporated herein by this
                                        reference



June 6, 1997                            /s/ VAL JOHN CHRISTENSEN
----------------------------------      ------------------------
Date                                    David Hanna, by Val John Christensen,
                                        Attorney-in-Fact pursuant to a Power of
                                        Attorney dated June 3, 1997, a conformed
                                        copy of which is filed herewith and
                                        incorporated herein by this reference



June 6, 1997                            /s/ VAL JOHN CHRISTENSEN
----------------------------------      ------------------------
Date                                    Greg D. Link, by Val John Christensen,
                                        Attorney-in-Fact pursuant to a Power of
                                        Attorney dated May 30, 1997, a conformed
                                        copy of which is filed herewith and
                                        incorporated herein by this reference



June 6, 1997                            /s/ VAL JOHN CHRISTENSEN
----------------------------------      ------------------------
Date                                    Michael Sean M. Covey, by Val John
                                        Christensen, Attorney-in-Fact pursuant
                                        to a Power of Attorney dated May 30,
                                        1997, a conformed copy of which is filed
                                        herewith and incorporated herein by this
                                        reference



June 6, 1997                            /s/ VAL JOHN CHRISTENSEN
----------------------------------      ------------------------
Date                                    David M. R. Covey, by Val John
                                        Christensen, Attorney-in-Fact pursuant
                                        to a Power of Attorney dated June 4,
                                        1997, a conformed copy of which is filed
                                        herewith and incorporated herein by this
                                        reference